                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14c of the Securities Exchange Act of
                                     1934
                             (Amendment No.      )

Filed by the Registrant:  [X]

Filed by a Party other than the Registrant:  [_]

Check the appropriate box:


[X]  Preliminary Information Statement [_]Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14c-5(d)(2))

[_]  Definitive Information Statement

[_]  Definitive Additional Materials

                            New England Zenith Fund
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

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                            NEW ENGLAND ZENITH FUND
                          FI Structured Equity Series

                             INFORMATION STATEMENT

   This Information Statement is being furnished by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") to the shareholders of the FI Structured Equity Series, which was formerly known as the Westpeak Growth and Income Series (the "Series"). This Information Statement is being mailed beginning on or about July 30, 2002 to all of the Series' shareholders (the "Shareholders") of record as of the close of business on May 31, 2002 (the "Record Date").

   NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I. Introduction

   The Trust is an open-end management investment company organized in 1987 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is a series type company with 17 investment portfolios. The Series is one of those portfolios. MetLife Advisers, LLC (the "Adviser") acts as adviser to the Series. Prior to May 1, 2002, Westpeak Investment Advisers, L.P. ("Westpeak") acted as subadviser to the Series pursuant to a subadvisory agreement dated October 30, 2000 between Westpeak and the Adviser (the "Previous Subadvisory Agreement").

   On February 13, 2002, the Trustees approved a new subadvisory agreement (the "New Subadvisory Agreement") between the Adviser and Fidelity Management & Research Company ("FMR") with respect to the Series, which took effect as of May 1, 2002. In connection with the appointment of FMR under the New Subadvisory Agreement, the Trustees terminated the Previous Subadvisory Agreement, and as of May 1, 2002, Westpeak no longer served as subadviser to the Series. Also on February 13, 2002, the Trustees approved a sub-subadvisory agreement (the "Sub-Subadvisory Agreement") between FMR and its wholly-owned subsidiary, FMR Co., Inc. ("FMR Co.") with respect to the Series, which took effect as of May 1, 2002.

   The Investment Company Act of 1940, as amended (the "1940 Act") generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the trustees of the fund who are not parties to such contract or interested persons of any party to such contract. The Trust and the Adviser, however, have received from the Securities and Exchange Commission an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC Exemption permits the Adviser to enter into subadvisory agreements for the management of the portfolio of a series of the Trust without obtaining the approval of the Trust's shareholders, including
(i) agreements with new subadvisers that are not affiliated persons of the Adviser or the Trust, and (ii) agreements with existing subadvisers upon a material change in the terms of the subadvisory agreement, an "assignment" (as defined in the 1940 Act), or other event causing termination of the existing subadvisory agreement. Such agreements must be approved by the Trustees, in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after hiring a new subadviser without shareholder approval, the Trust must provide an information statement to the shareholders of the affected series setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. In accordance with the SEC Exemption, the Trust is furnishing this Information Statement to the Shareholders in order to provide information regarding the New Subadvisory Agreement and the Sub-Subadvisory Agreement.

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II. Description of the Agreements

Advisory Agreement

   The Adviser currently serves as investment adviser to the Series pursuant to an advisory agreement between the Adviser and the Trust dated August 30, 1996, as amended and restated as of January 1, 2000 (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser will, subject to its rights to delegate such responsibilities to other parties, provide to the Series both portfolio management services and administrative services. Such other parties may (but need not) be affiliated with the Adviser.

   Under the Advisory Agreement as in effect prior to May 1, 2002, a management fee was payable by the Series to the Adviser at the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion. For the fiscal year ended December 31, 2001, the aggregate management fee payable by the Series to the Adviser under the Advisory Agreement was $2,281,808. In connection with the Trustees' review of the Adviser's proposal to change the subadviser of the Series, the Trustees on April 24, 2002 approved a recommendation of the Adviser that the management fee payable to the Adviser by the Series thereunder be reduced to the annual rate of 0.70% of the first $200 million of the Series' average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets, and 0.55% of such assets in excess of $2 billion. No shareholder approval was required for this reduction, which took effect on May 1, 2002.

Description of Previous Subadvisory Agreement

   Under the Previous Subadvisory Agreement, the Adviser delegated its portfolio management responsibilities for the Series to Westpeak. The Previous Subadvisory Agreement required Westpeak to manage the investment and reinvestment of the assets of the Series, subject to the supervision of the Adviser. Under the Previous Subadvisory Agreement, Westpeak was authorized to effect portfolio transactions for the Series, using its own discretion and without prior consultation with the Adviser. Westpeak also was required to submit periodic reports to the Adviser and the Trustees concerning portfolio transactions and performance of the Series.

   Under the Previous Subadvisory Agreement, an investment subadvisory fee was payable by the Adviser to Westpeak at the annual rate of 0.50% of the first $25 million of the Series' average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million. For the fiscal year ended December 31, 2001, the aggregate investment subadvisory fee paid by the Adviser to Westpeak under the Previous Subadvisory Agreement was $1,181,988. The Series paid no fee to Westpeak under the Previous Subadvisory Agreement; fees to Westpeak were payable solely by the Adviser.

   The Trustees most recently approved the continuation of the Previous Subadvisory Agreement for a one-year period at a meeting held on June 28, 2001. Shareholders of the Series most recently approved the Previous Subadvisory Agreement at a meeting held on October 30, 2000. The purpose of the submission of the Previous Subadvisory Agreement for shareholder approval at such time was to approve its continuance following a change in control of Westpeak's parent company. The 1940 Act provides generally that the advisory agreement of mutual funds automatically terminates when the investment adviser or its parent company undergo a significant change of ownership. Pursuant to the 1940 Act, the change in control of Westpeak's parent company resulted in the termination of a predecessor agreement to the Previous Subadvisory Agreement, which termination was effective as of October 30, 2000.

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Description of New Subadvisory Agreement and Sub-Subadvisory Agreement

   The New Subadvisory Agreement is attached as Appendix A and the Sub-Subadvisory Agreement is attached as Appendix B. The next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreement and the Sub-Subadvisory Agreement, but for a complete understanding you should review Appendix A and Appendix B.

   The New Subadvisory Agreement requires FMR to manage the investment and reinvestment of the assets of the Series, subject to the supervision of the Adviser. Under the terms of the New Subadvisory Agreement, FMR is authorized to effect portfolio transactions for the Series in the discretion of FMR and without prior consultation with the Adviser. FMR is also required to submit periodic reports to the Adviser and the Trustees concerning portfolio transactions and the investment performance of the Series. Under the New Subadvisory Agreement, the Adviser compensates FMR at an annual rate of 0.50% of the first $250 million of the Series' average daily net assets, 0.40% of the next $500 million of such assets and 0.35% of such assets in excess of $750 million. The Series pays no fee to FMR under the New Subadvisory Agreement; fees to FMR are payable solely by the Adviser.

   The New Subadvisory Agreement provides that it will continue in effect until August 30, 2003, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, the Adviser or FMR, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Subadvisory Agreement must be approved by the Adviser and FMR and, if required by law, by vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or FMR (cast in person at a meeting called for the purpose of voting on such approval) and/or by vote of a majority of the outstanding voting securities of the Series.

   The New Subadvisory Agreement also provides that FMR may, at its own expense, delegate any or all of its duties and responsibilities under the New Subadvisory Agreement to its wholly-owned subsidiary, FMR Co., provided that FMR remains responsible to the Adviser and the Trust for the performance of all of its responsibilities and duties under the New Subadvisory Agreement. Subject to prior notice to the Adviser, FMR may terminate the services of FMR Co. for the Series and shall, at such time, assume the responsibilities of FMR Co. with respect to the Trust.

   The New Subadvisory Agreement may be terminated without penalty (i) upon 60 days' written notice to FMR either by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Series, (ii) by FMR upon 60 days' written notice to the Adviser and the Trust, or (iii) if approved by the Trustees, by the Adviser upon 60 days' written notice to FMR. The New Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the Advisory Agreement.

   The New Subadvisory Agreement provides that FMR and its officers, partners, directors, controlling persons, shareholders, employees, affiliates or agents (the "Indemnified Parties") shall not be subject to any liability to the Adviser, the Trust, the Series or any shareholder of the Series in connection with the performance of services thereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. Furthermore, the Adviser has agreed to indemnify the Indemnified Parties for any loss (i) arising from shareholder claims that are not based upon the obligations of FMR with respect to the Series under the New Subadvisory Agreement or (ii) resulting from the Adviser's failure to inform FMR about certain insurance restrictions and changes therein, or policies and guidelines established by the Adviser or the Trustees.

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   Under the Sub-Subadvisory Agreement, and as provided for in the New
Subadvisory Agreement, FMR has delegated to FMR Co. primary responsibility for choosing investments for the Series. The Sub-Subadvisory Agreement requires FMR Co. to manage the investment and reinvestment of the assets of the Series, subject to the supervision of the FMR. FMR compensates FMR Co. at a monthly rate equal to 50% of the subadvisory fee that the Adviser pays to FMR under the New Subadvisory Agreement in respect of that portion of the Series' assets managed by FMR Co. during such month. The Series pays no fee to FMR Co. under the Sub-Subadvisory Agreement.

   The Sub-Subadvisory Agreement provides that it will continue in effect for two years from its date of execution, and indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (i) vote of the Trustees or by vote of a majority of the outstanding voting securities of the Series and (ii) by vote of a majority of the Trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   Any amendment to the Sub-Subadvisory Agreement must be approved by FMR and FMR Co. and by vote of a majority of the Trustees who are not parties to the Sub-Subadvisory Agreement or interested persons of any such party. In addition, such amendments are subject to the provisions of Section 15 of the 1940 Act. Any of FMR, FMR Co. or the Series may, at any time upon 60 days' prior written notice to the other parties, terminate the Sub-Subadvisory Agreement, without payment of any penalty, by action (in the case of termination by the Series) of the Trustees or by vote of a majority of the outstanding voting securities of the Series. The Sub-Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the New Subadvisory Agreement.

   The Sub-Subadvisory Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Sub-Subadvisory Agreement, FMR Co. shall not be subject to liability to FMR, the Adviser, the Trust or any shareholder of the Series for any act or omission in the course of rendering services under the Sub-Subadvisory Agreement or for any losses sustained in the purchase, holding or sale of any security.

   FMR separately has agreed to make certain payments to New England Securities Corporation ("NES"), the principal underwriter of the Trust, or to one or more affiliates of NES, to support the expenses of servicing policyholders that invest in the Series.

Comparison of Previous and New Subadvisory Agreements

   The New Subadvisory Agreement is substantially similar to the Previous Subadvisory Agreement, except (1) references to Westpeak have been changed to references to FMR; (2) the New Subadvisory Agreement provides for a higher subadvisory fee schedule than did the Previous Subadvisory Agreement; (3) the Adviser is not permitted to use the names, derivatives, logos, trademarks or trade names of FMR or any affiliates without FMR's prior approval; (4) FMR will not bear responsibility or liability for the determination of the valuation of any securities or other assets of the Series; and (5) certain other minor differences. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2001, the subadvisory fee payable by the Adviser would have been $1,592,650.83, or 34.7% more than the $1,181,988 that was payable to Westpeak under the Previous Subadvisory Agreement for this period. The management fee payable by the Series to the Adviser would have been the same whether the New Subadvisory Agreement or the Previous Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2001.

III. Information About FMR And FMR Co.

Trustee Review

   Based on a review of the investment approach and investment practices used by Westpeak in managing the Series' portfolio, the Series' performance record under Westpeak's management, the performance record of FMR and FMR Co. (collectively referred to herein as "Fidelity") in managing funds with investment objectives similar to those of the Series and the performance of other funds with investment objectives similar to those of the Series, the Adviser recommended, and the Trustees determined, that it would be appropriate for Fidelity to assume responsibility for the day-to-day management of the Series' portfolio. As a result, on February 13, 2002, the Trustees approved the termination of the Previous Subadvisory Agreement and approved the New Subadvisory Agreement and Sub-Subadvisory Agreement, such changes to take effect as of May 1, 2002.

   In connection with the change of subadviser, the Series' name was changed from "Westpeak Growth and Income Series" to "FI Structured Equity Series." The investment objective of the Series was also changed from "long-term total return through investment in equity securities" to "long-term growth of capital."

   In determining to approve the appointment of Fidelity as subadviser to the Series, the Trustees considered numerous additional factors that they considered relevant, including the qualifications of Fidelity and its personnel and their ability to provide portfolio management services to the Series. The Trustees also considered extensive information about the Series, Fidelity's management style and Fidelity's proposed approach to managing the Series' portfolio, including information about Fidelity's organizational structure, investment and legal and compliance personnel, compliance procedures and financial condition. In addition, the Trustees considered Fidelity's status as a respected adviser and the fact that the Previous Subadvisory Agreement and the New Subadvisory Agreement are substantially similar to each other, except for the higher subadvisory fee under the New Subadvisory Agreement and the other differences noted previously.

   In addition, the Trustees considered Fidelity's policies for placing portfolio transactions of the Series with broker-dealers that furnish brokerage and research services to Fidelity, as described below. The Trustees also took into account Fidelity's substantial experience and reputation as a manager of equity investments, and the prominence of the Fidelity name in the marketplace for investment advice as possible factors that might enhance the marketability of the insurance products that invest in the Series, and thus lead to growth in the size of the Series, although such growth cannot be assured.

   In addition, the Trustees considered that, in connection with the change of subadviser, the Advisory Agreement would be amended and restated to provide for a lower management fee payable by the Series.

   Based on this review, the Trustees concluded that it was appropriate and desirable for FMR and FMR Co. to assume responsibility for the management of the Series under the New Subadvisory Agreement and Sub-Subadvisory Agreement.

Changes in Investment Style

   In managing the Series' portfolio pursuant to the Previous Subadvisory Agreement, Westpeak did not limit the Series' investments to either the growth or value style of investing. Westpeak sometimes invested more of the Series' assets in value stocks and sometimes invested more heavily in growth stocks. Such portfolio positioning of the Series was the result of quantitative analysis by Westpeak. Westpeak primarily invested in stocks of large capitalization companies, such as those included in the S&P 500 Index, but also invested in securities of other large capitalization companies, as well as mid capitalization companies, such as those included in the Russell 1000 Index. Westpeak emphasized individual stock selection rather than targeting particular industries or sectors that it believed would outperform other sectors. Under Westpeak's management, the Series' performance was compared with the S&P 500 Index.

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   Fidelity manages the Series with a more value-oriented investment style.
Fidelity selects securities of companies that it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industries. Fidelity uses the Russell 1000 Value Index as a guide when selecting investments for the Series. Fidelity considers the Series' security, industry and market capitalization weightings relative to the index. Fidelity relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity. Fidelity may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Series' exposure to changing security prices or other factors that affect security values. Under Fidelity's management, the Series' performance is compared with the Russell 1000 Value Index.

   Fidelity has restructured the Series' portfolio to reflect Fidelity's judgments as to valuation and stock selection. Fidelity has notified the Trust that the estimated transaction costs of this restructuring did not exceed 1% of the Series' net asset value. Based on the Series' net asset value at May 1,
2002, these estimated costs were not in excess of approximately $[      ].
Restructuring costs consisted primarily of brokerage fees and dealer spreads or markups related to purchasing and selling securities for the Series' portfolio. These amounts are treated as capital items, rather than operating expenses. They thus reduced the Series' net asset value, rather than increasing its operating expenses.

Portfolio Transactions and Brokerage

   Portfolio transactions for the Series will be placed with those securities brokers and dealers that Fidelity believes will provide the best value in transaction and research services for the Series, either in a particular transaction or over a period of time.

   In valuing brokerage services, Fidelity makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

   Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, Fidelity makes a judgment of the usefulness of research and other information provided by a broker to Fidelity in managing the Series' investment portfolio. In some cases, the information (e.g., data or recommendations concerning particular securities) relates to the specific transaction placed with the broker, but typically the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, which information may be useful to Fidelity in advising the Series.

   Fidelity will be the principal source of information and advice to the Series and will be responsible for making and initiating the execution of the investment decisions for the Series. The Trustees recognize, however, that it is important for Fidelity, in performing its responsibilities to the Series, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Series to take into account the value of the information received for use in advising the Series. Consequently, the commission paid to brokers providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of Fidelity in providing management services to the Series will not be determinable. In addition, it is understood by the Trustees that other clients of Fidelity might also benefit from the information obtained for the Series, in the same manner that the Series might also benefit from information obtained by Fidelity in performing services for other Fidelity clients.

   The Series may pay brokerage commissions to certain brokers affiliated with Fidelity for acting as the Series' agent on purchases and sales of securities, provided that the brokerage transactions are effected pursuant to Rule 17e-1 under the 1940 Act, which requires that commissions paid to an affiliated broker of a mutual fund not exceed "usual and customary" brokerage commissions.

Fidelity Operations

   FMR, and its affiliate, FMR Co., are both located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR serves as investment adviser to a number of other investment companies. FMR Co. provides investment advisory services to FMR. As of [January 31, 2002], FMR and FMR Co. had approximately $[612] billion in discretionary assets under management.

   FMR and/or FMR Co. act as investment advisers or subadvisers to the following other mutual funds that have similar investment objectives to that of the Series:

                                                     Approximate Net Assets
                                    Annual Fee Rate   as of [July 1, 2002]
    Fund                           (% of Net Assets)    ($ in Millions)
    ----                           ----------------- ----------------------

   [Neither FMR nor FMR Co. has waived, reduced or otherwise agreed to reduce its compensation for the funds listed above.]

   The mailing address of each director and executive officer of FMR and FMR Co. is [Address]. The directors and principal executive officers of FMR and their principal occupations are as follows:

             Name                         Principal Occupation
             ----                         --------------------

   The directors and principal executive officers of FMR Co. and their principal occupations are as follows:

             Name                         Principal Occupation
             ----                         --------------------

   FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49 percent of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

IV. Other Information

Information About the Adviser

   The Adviser is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI") owns all of the voting interests in the Adviser. NELHI is a wholly-owned subsidiary of New England Life Insurance Company ("New England Financial"), which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by Metropolitan Life Insurance Company ("MetLife"), which in turn is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Adviser, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which the Adviser serves as investment adviser. The Chairman of the Board and President of the Adviser is Anne M. Goggin. Ms. Goggin and John F. Guthrie, Jr. are the Adviser's directors. Ms. Goggin is the Chairman of the Board and President of the Trust, and her principal occupation is Chief Counsel, Individual Business, of MetLife. Mr. Guthrie is a Senior Vice President of the Trust, and his principal occupation is Vice President of New England Financial. The address of the Adviser, New England Life Holdings, Inc., New England Financial, Ms. Goggin and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife, MetLife Holdings and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

Information About the Trust

   Copies of the Annual Report of the Trust for the fiscal year ended December 31, 2002 may be obtained without charge by calling (800) 356-5015 or by writing to the Secretary of the Trust at 501 Boylston Street, Boston, Massachusetts 02116.

Ownership of Shares

   The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of New England Financial, MetLife and their affiliated insurance companies (the "Insurance Companies") and certain eligible qualified retirement plans ("Qualified Plans"). Shares of the Series are available for purchase by separate accounts established by the Insurance Companies and by Qualified Plans. Shares of the Series are not offered for direct purchase by the investing public. Shares of the Series are also held by the Zenith Equity Series, another series of the Trust. The Zenith Equity Series is a fund of funds that currently invests approximately a third of its assets in shares of the Series. The number of shares of beneficial interest of the Series issued and outstanding as of the Record Date was as follows:

                         Class A Shares: 4,455,771.825
                         Class E Shares:    23,568.319
                         Total Shares:   4,479,340.144

Beneficial Ownership

   New England Financial and MetLife have informed the Trust that, as of the Record Date, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of the Series. The Trust has been informed that the officers and Trustees as a group owned less than 1% of the outstanding shares of the Series.

Principal Underwriter

   NES, the principal underwriter of the Trust, is located at 399 Boylston Street, Boston, Massachusetts 02116.

                                                                     APPENDIX A
                            NEW ENGLAND ZENITH FUND

                             SUBADVISORY AGREEMENT
                         (FI Structured Equity Series)

   This Subadvisory Agreement (this "Agreement") is entered into as of May 1, 2002 by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Fidelity Management & Research Company (the "Subadviser").

   WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the FI Structured Equity Series of the Trust (the "Series");

   WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

   WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

   1.  Subadvisory Services.

      a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. Subject to the provisions of subparagraph (b) of this Section 1, the Subadviser agrees to invest and reinvest the assets of the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Series (the "Prospectus"), as provided to the Subadviser, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser, and (3) the provisions of the Internal Revenue Code, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. In advising the Series, the Subadviser shall use reasonable efforts to comply with Subchapters L and M of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

      b. Nothwithstanding anything to the contrary herein, the Manager acknowledges that Subadviser is not the compliance agent for the Trust or for the Manager, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. The Subadviser's agreement to perform the services specified in this Section hereof in accordance with applicable law (including sub-chapters L and M of the Code, and the 1940 Act, as amended ("Applicable Law")) and any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser (collectively, the "Charter Requirements"), is subject to the understanding that the Subadviser shall perform such services based upon its books and records with respect to the Series, which comprise a portion of the Series's books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records.

      c. The Subadviser shall furnish the Manager and the Administrator quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Subadviser shall make a senior portfolio manager of the Series or an appropriate investment professional available for presentations to the Trustees at a meeting of the Board of Trustees annually, as well as other meetings as may reasonably be requested. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable prior written notice. The Subadviser shall furnish the Manager (which may also provide it to the Trust's Board of Trustees) with copies of all material comments relating to the Series received from the SEC following routine or special SEC examinations or inspections.

      d. Upon request of the Trust's custodian and/or Trust, the Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Series for which market quotations are not readily available and the parties to this Agreement agree that the Subadviser shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series.

      e. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

      f. Unless the Manager gives the Subadviser written instructions to the contrary 30 days in advance, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested. The Manager shall instruct the Trust's custodian, the Administrator, and other parties providing services to the Series to promptly forward misdirected proxy materials to the Subadviser.

   2.  Obligations of the Manager.

      a. The Manager shall provide (or cause the Trust's custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

      b. The Manager has furnished the Subadviser a copy of all Registration Statements and Amendments thereto, including the Prospectus and Statement of Additional Information, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto within a reasonable time period before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Trust with respect to the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions and SEC exemptive orders relating to the Series.

      c. The Manager shall provide to the Subadviser a copy of the Manager's Form ADV as filed with the SEC and any amendments or restatements thereof in the future.

      d. The Trust and the Manager will furnish to the Subadviser such information relating to either of them or the business affairs of the Trust as the Subadviser shall from time to time request in order to discharge its obligations hereunder.

   3. Custodian. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Custodian, in the manner and form agreed upon by the Manager, the Subadviser and the Custodian, as necessary to effect the investment and reinvestment of the Series' assets. The Subadviser shall have no liability for the acts or omissions of the Custodian.

   4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) Custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

   5. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Section 17 and Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC Positions, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Series the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to the Subadviser with respect to the Series and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

   6. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the following rate, based on the average daily net assets of the Series determined at the close of the New York Stock Exchange on each day the exchange is open for trading: at the annual rate of 0.50% of the first $250 million of the average daily net assets of the Series, 0.40% of the next $500 million of such assets and 0.35% of such assets in excess of $750 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein. The Manager shall pay the Subadviser not later than the tenth (10) business day immediately following the end of the relevant payment period.

   7. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager, in any way or otherwise be deemed an agent of the Trust or the Manager except in connection with the portfolio management services provided by the Subadviser hereunder.

   8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, directors, controlling persons, shareholders, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, or any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify any Indemnified Party for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein or of any policies and guidelines as established by the Manager or the Trustees. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the

Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

   9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

      a. unless otherwise terminated, this Agreement shall continue in effect until August 30, 2003, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

      b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

      d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Subadviser, and termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

   10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager from the SEC, or any rules or regulations adopted by, or interpretative releases of, the SEC), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

   11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

   12. Confidentiality. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, Manager acknowledges that the securities holdings of the Series(s) constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for Manager or the Trust, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Trust; and (2) not to disclose the Series(s)' holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities; (c) to the Board, counsel to the Board, counsel to the Trust, the Administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties in writing. Further, Manager agrees that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities;
(iii) to the Board, counsel to the Board, counsel to the Trust, the Administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties in writing.

   13.  General.

      a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the Subadviser shall promptly notify the Manager of any change in the persons identified in the Prospectus of the Series as performing the portfolio management duties described therein.

      b. The Subadviser may, at its own expense, delegate any or all of its duties and responsibilities under this Agreement to its wholly-owned subsidiary, FMR Co., Inc., provided that the Subadviser remains responsible to the Manager and the Trust for the performance of all of its responsibilities and duties hereunder. The Subadviser will compensate FMR Co., Inc. for its services to the Trust. Subject to prior notice to the Manager, the Subadviser may terminate the services of FMR Co., Inc. for the Series and shall, at such time, assume the responsibilities of FMR Co., Inc. with respect to the Trust.

      c. During the term of this Agreement, Manager shall furnish to the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser or its clients in any way, prior to the use thereof, and Manager shall not use any such materials if the Subadviser reasonably objects in writing in ten (10) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Trust's prospectus and other parts of the registration statement) after receipt thereof.

      d. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and may be enforced to the fullest extent permitted by law.

      e. Any notice under this Agreement shall be in writing, addressed and delivered and mailed, postage prepaid, to the other party, with a copy to the Trust, at the addressed below or such other address as such other party may designate for the receipt of such notice.

            If to Manager:    Metlife Advisers, LLC
                              501 Boylston Street
                              Boston, Massachusetts 02116
                              Attention: John F. Guthrie
                              Senior Vice President

            If to Subadviser: Fidelity Management & Research Company
                              82 Devonshire Street
                              Boston, MA 02109
                              Attention: General Counsel

      f. This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

   14.  Use of Name.

      a. The parties agree that the name of the Subadviser, the names of any affiliates of the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Subadviser and its affiliates. Manager and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Subadviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

      b. Upon termination of this Agreement, the Manager and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names. The Manager and the Trust agree they will review with the Subadviser any advertisement, sales literature, or notice prior to its use that makes reference to the Subadviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names, it being understood that the Subadviser shall have no responsibility to ensure of the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations. If Manager or the Trust makes an unauthorized use of the Subadviser's names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Subadviser shall suffer irreparable hardship for which monetary damages are inadequate and thus, the Subadviser will be entitled to injunctive relief.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                          METLIFE ADVISERS, LLC

                                          By ___________________________________
                                            John F. Guthrie, Jr.
                                            Senior Vice President

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                                          By: __________________________________
                                            Philip Bullen
                                            Senior Vice President

                                                                     APPENDIX B

                          SUB-SUB-ADVISORY AGREEMENT
                                    between
                               FMR CO., INC. and
                    FIDELITY MANAGEMENT & RESEARCH COMPANY

   AGREEMENT made this 1st day of May, 2002, by and between FMR Co., Inc., a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ''Sub-Adviser") and Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Adviser").

   WHEREAS the Adviser has entered into an Investment Subadvisory Agreement ("Sub-Advisory Agreement") with MetLife Advisers, LLC ("Client") and the New England Zenith Fund (the "Trust"), pursuant to which the Adviser acts as investment adviser to the Series listed on Exhibit A (individually a "Series" and collectively the "Series").

   WHEREAS the Sub-Adviser was formed for the purpose of providing investment management of equity and high income funds and advising generally with respect to equity and high income instruments.

   NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Adviser and the Sub-Adviser agree as follows:

   1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Series' assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Series' Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Series may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Series' office space and all necessary office facilities, equipment and personnel for servicing the investments of the Series; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Series relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Series or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series. The investment policies and all other actions of the Series are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

   (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Trust's Board of Trustees with respect to Series' policies, and shall carry out such policies as are adopted by the Trustees. The Sub-Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

   (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Series' accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Series and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Series and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Series to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Series.

   2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 50% of the sub-advisory fee that the Client is obligated to pay the Adviser under the Sub-Advisory Agreement in respect of that portion of the Series' assets managed by the Sub-Adviser during such month. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.

   3. It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Adviser or the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser or the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Adviser or the Sub-Adviser may be or become interested in the Trust as a shareholder or otherwise.

   4. It is understood that each Series will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.

   5. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Trust.

   6. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Client, the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

   7. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 7 for each Series, this Agreement shall continue in force for two years, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the each Series.

   (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive releases of, the Commission.

   (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 7, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

   (d) Either the Adviser, the Sub-Adviser or the Series may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.

   8. The Sub-Adviser agrees that any obligations of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Series. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.

   9. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PROVISIONS THEREOF.

   The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

   IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.



                                          FMR CO., INC.

                                          By: __________________________________
                                            Philip Bullen
                                            Senior Vice President

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                                          By: __________________________________
                                            Philip Bullen
                                            Senior Vice President

                    Exhibit A to Sub-Sub-Advisory Agreement
                               As of May 1, 2002

                            New England Zenith Fund
                          FI Structure Equity Series
                        FI Mid Cap Opportunities Series


                                          FMR CO., INC.

                                          By: __________________________________
                                            Philip Bullen
                                            Senior Vice President

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                                          By: __________________________________
                                            Philip Bullen
                                            Senior Vice President